UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-04700

                                 The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                    Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                  Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Annual Report — December 31, 2015

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was (6.9)%, compared with total returns of 1.4% and 0.2% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was (8.5)%. The Fund’s NAV per share was $5.70, while the price of the publicly traded shares closed at $5.31 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	(6.85)%	10.21%	8.26%	7.76%	9.30%	10.31%	10.53%
Investment Total Return (c)	(8.54)	9.63	7.67	6.70	9.11	9.88	10.00
S&P 500 Index	1.38	12.57	7.31	5.00	8.19	9.33	9.86(d)
Dow Jones Industrial Average	0.22	11.24	7.72	5.79	8.77	10.47	10.69(d)
Nasdaq Composite Index	7.13	15.00	9.78	5.86	8.99	10.93	9.51(e)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.
(e)	From September 30, 1986, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2015:

The Gabelli Equity Trust Inc.

Food and Beverage	11.9%
Financial Services	8.7%
Entertainment	6.6%
Cable and Satellite	6.4%
Equipment and Supplies	5.4%
Health Care	5.1%
Diversified Industrial	5.0%
Consumer Products	4.5%
Automotive: Parts and Accessories	4.5%
Telecommunications	4.0%
Consumer Services	3.9%
Energy and Utilities	3.8%
Retail	3.6%
Business Services	3.2%
Specialty Chemicals	2.3%
Broadcasting	2.2%
Aerospace and Defense	2.1%
Machinery	2.1%
Hotels and Gaming	1.7%
Wireless Communications	1.4%
Aviation: Parts and Services	1.4%

Electronics	1.4%
Publishing	1.3%
Environmental Services	1.3%
U.S. Government Obligations	1.1%
Telecommunication Services	0.8%
Computer Software and Services	0.7%
Agriculture	0.6%
Automotive	0.6%
Communications Equipment	0.5%
Real Estate	0.5%
Metals and Mining	0.4%
Transportation	0.4%
Building and Construction	0.3%
Closed-End Funds	0.2%
Manufactured Housing and Recreational Vehicles	0.1%
Real Estate Investment Trusts	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended December 31, 2015 (Unaudited)

		Ownership at
		December 31,
	Shares	2015
NET PURCHASES
Common Stocks
Advance Auto Parts Inc.	5,000	5,000
Alere Inc.	80,000	117,450
Alphabet Inc., Cl. C	1,002	1,002
Ascent Capital Group Inc., Cl. A	2,550	18,550
Avon Products Inc.	50,000	150,000
Barnes & Noble Inc.	175,000	175,000
BBA Aviation plc(a)	739,938	1,356,553
Bel Fuse Inc., Cl. A	1,510	20,610
Cempra Inc.	15,409	33,509
Chemtura Corp.	7,500	70,000
Comcast Corp., Cl. A	90,000	90,000
Corning Inc.	20,000	450,000
CST Brands Inc.	10,000	98,500
DigitalGlobe Inc.	8,000	32,000
EchoStar Corp., Cl. A	10,860	50,300
Edgewell Personal Care Co.	29,500	177,500
Energizer Holdings Inc.	10,000	153,000
Fortinet Inc.	25,000	25,000
Gogo Inc.	70,000	70,000
Hertz Global Holdings Inc.	110,000	185,000
Kellogg Co.	10,000	22,800
Kennametal Inc.	12,000	20,000
Methanex Corp.	65,000	85,000
MSG Networks Inc., Cl. A(b)	297,400	297,400
National Fuel Gas Co.	1,000	19,000
Navistar International Corp.	20,000	242,874
Patterson Companies Inc.	20,000	20,000
Rolls-Royce Holdings plc(c)	48,000	1,209,000
Rolls-Royce Holdings plc, Cl. C(c)	107,624,700	107,624,700
Telefonica SA, ADR	17,021	595,736
Telesites SAB	105,000	105,000
The Madison Square Garden Co, Cl. A(b)	101,133	101,133
The PNC Financial Services Group Inc.	10,000	10,000
TimkenSteel Corp.	9,000	60,000
United Natural Foods Inc.	45,000	55,000

NET SALES
Common Stocks
AMC Networks Inc., Cl. A	(6,500)	258,600
American International Group Inc.	(11,500)	38,500
AMETEK Inc.	(5,000)	445,000
AT&T Inc.	(102,340)	379,114
Becton, Dickinson and Co.	(2,500)	10,000
Biogen Inc.	(6,785)	12,415

		Ownership at
		December 31,
	Shares	2015
Blyth Inc.	(199,000)	—
Cablevision Systems Corp., Cl. A	(35,000)	1,065,000
Canadian Solar Inc.	(20,000)	—
Check Point Software Technologies Ltd.	(1,000)	6,000
Church & Dwight Co. Inc.	(1,000)	19,000
CMS Energy Corp.	(2,000)	16,000
Comcast Corp., Cl. A, Special	(91,400)	—
CONSOL Energy Inc.	(10,000)	40,000
Constellation Brands Inc., Cl. A	(600)	30,000
Costco Wholesale Corp.	(1,000)	39,000
Crane Co.	(20,000)	175,100
Deere & Co.	(12,000)	283,000
Diageo plc, ADR	(9,000)	188,000
Discovery Communications Inc., Cl. A	(25,000)	91,600
DISH Network Corp., Cl. A	(29,000)	49,900
Donaldson Co. Inc.	(9,000)	358,800
El Paso Electric Co.	(10,000)	207,500
Electronic Arts Inc.	(2,000)	—
Endo International plc	(11,500)	—
Eversource Energy	(5,000)	25,000
Flowserve Corp.	(19,319)	243,181
Fortune Brands Home & Security Inc.	(6,000)	80,000
Freeport-McMoRan Inc.	(4,000)	36,000
Genuine Parts Co.	(1,600)	243,400
Google Inc., Cl. C	(1,002)	—
Graham Holdings Co., Cl. B	(300)	1,500
Grupo Televisa SAB, ADR	(4,000)	588,500
H&R Block Inc.	(13,000)	27,400
Hanesbrands Inc.	(5,000)	95,000
Henry Schein Inc.	(800)	28,000
Honeywell International Inc.	(15,000)	338,000
IDEX Corp.	(9,000)	259,000
Ingredion Inc.	(4,000)	12,000
Integrated Device Technology Inc.	(19,500)	55,500
Intel Corp.	(6,000)	54,000
Jarden Corp.	(9,000)	—
Ladbrokes plc	(100,000)	679,400
Macy’s Inc.	(5,000)	336,000
MasterCard Inc., Cl. A	(4,000)	318,000
Medtronic plc	(4,200)	27,800
Modine Manufacturing Co.	(8,000)	180,000
NextEra Energy Inc.	(2,000)	16,000
O’Reilly Automotive Inc.	(5,500)	83,500
PepsiCo Inc.	(15,000)	198,000
Post Holdings Inc.	(2,500)	38,500
Precision Castparts Corp.	(70,000)	8,000
Rockwell Automation Inc.	(1,000)	20,900

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended December 31, 2015 (Unaudited)

		Ownership at
		December 31,
	Shares	2015
Rogers Communications Inc., New York, Cl. B	(10,000)	471,890
Rollins Inc.	(57,500)	1,738,000
Sensient Technologies Corp.	(2,800)	189,800
T. Rowe Price Group Inc.	(7,500)	120,900
TE Connectivity Ltd.	(1,600)	41,000
Texas Instruments Inc.	(5,000)	240,000
The ADT Corp.	(15,000)	110,000
The Boeing Co.	(23,000)	70,000
The Chemours Co.	(2,000)	2,000
The Madison Square Garden Co., Cl. A(b)	(303,400)	—
Time Warner Cable Inc.	(2,000)	63,000
Twenty-First Century Fox Inc., Cl. A	(10,000)	571,200
Vivendi SA	(21,666)	325,000
Wells Fargo & Co.	(35,000)	235,000
Xylem Inc.	(25,000)	286,000

(a)

Rights Issuance - 6 shares of BBA Aviation plc, rights (BYNFF26) for every 5 shares of BBA Aviation plc (B1FP891) held. 739,938 shares of BBA Aviation plc, rights (BYNFF26) were exercised after rights issuance. 1 new share of BBA Aviation plc (B1FP891) was fully paid for every 1 share of BBA Aviation plc, rights (BYNFF26) exercised.

(b)

Spin off and name change - 1 share of The Madison Square Garden Co., Cl. A (55825T103) for every 3 shares of The Madison Square Garden Co., Cl. A (55826P100) held. The Madison Square Garden Co., Cl. A (55826P100) changed its name to MSG Networks Inc., Cl. A (553573106). 6,000 shares of MSG Networks Inc., Cl. A were sold after name change.

(c)	Stock dividend - 92.7 shares of Rolls-Royce Holdings plc, Cl. C for every 1 share of Rolls-Royce Holdings plc held. 48,000 shares of Rolls-Royce Holdings plc were purchased after stock dividend.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 98.6%
	Food and Beverage — 11.9%
3,000	Ajinomoto Co. Inc.	$52,866	$71,871
50,000	Boulder Brands Inc.†	419,270	549,000
53,541	Brown-Forman Corp., Cl. A	1,853,123	5,895,399
17,975	Brown-Forman Corp., Cl. B	1,036,424	1,784,558
63,800	Campbell Soup Co.	1,781,130	3,352,690
65,000	Chr. Hansen Holding A/S	2,725,303	4,086,163
15,000	Coca-Cola Enterprises Inc.	275,290	738,600
100,000	ConAgra Foods Inc.	3,489,586	4,216,000
30,000	Constellation Brands Inc., Cl. A	376,266	4,273,200
18,000	Crimson Wine Group Ltd.†	91,848	158,400
201,500	Danone SA	9,779,634	13,638,154
652,800	Davide Campari-Milano SpA	3,566,380	5,675,473
188,000	Diageo plc, ADR	11,808,561	20,505,160
89,800	Dr Pepper Snapple Group Inc.	2,874,367	8,369,360
80,000	Flowers Foods Inc.	263,976	1,719,200
76,200	Fomento Economico Mexicano SAB de CV, ADR	1,680,884	7,037,070
50,000	General Mills Inc.	1,563,162	2,883,000
1,848,400	Grupo Bimbo SAB de CV, Cl. A†	2,624,248	4,908,832
41,300	Heineken NV	1,962,995	3,535,435
12,000	Ingredion Inc.	177,840	1,150,080
105,000	ITO EN Ltd.	2,422,898	2,725,571
22,800	Kellogg Co.	1,142,751	1,647,756
64,000	Kerry Group plc, Cl. A	735,609	5,344,404
10,600	LVMH Moet Hennessy Louis Vuitton SE	365,943	1,669,192
45,000	Maple Leaf Foods Inc.	828,035	772,711
287,000	Mondelēz International Inc., Cl. A	8,756,441	12,869,080
70,000	Morinaga Milk Industry Co. Ltd.	299,202	321,478
42,900	Nestlé SA	1,832,393	3,193,086
198,000	PepsiCo Inc.	12,495,858	19,784,160
39,200	Pernod Ricard SA	3,228,300	4,481,607
38,500	Post Holdings Inc.†	942,372	2,375,450
43,000	Remy Cointreau SA	2,567,361	3,084,680
55,333	The Kraft Heinz Co.	2,028,347	4,026,029
117,600	The Coca-Cola Co.	3,597,844	5,052,096
32,000	The Hain Celestial Group Inc.†	214,736	1,292,480
3,000	The J.M. Smucker Co.	149,101	370,020
42,000	The WhiteWave Foods Co.†	696,348	1,634,220
125,186	Tootsie Roll Industries Inc.	1,771,739	3,954,626
50,000	Tyson Foods Inc., Cl. A	421,291	2,666,500
341,000	Yakult Honsha Co. Ltd.	9,700,538	16,908,856

		102,600,260	188,721,647

	Financial Services — 8.7%
416,000	American Express Co.	27,431,146	28,932,800
38,500	American International Group Inc.	2,088,093	2,385,845
13,200	Argo Group International Holdings Ltd.	389,834	789,888

Shares		Cost	Market Value
72,000	Banco Santander SA, ADR	$545,542	$350,640
123	Berkshire Hathaway Inc., Cl. A†	560,399	24,329,400
10,000	Calamos Asset Management Inc., Cl. A	88,164	96,800
18,800	CIT Group Inc.	776,644	746,360
88,000	Citigroup Inc.	3,161,659	4,554,000
16,000	Cullen/Frost Bankers Inc.	1,212,267	960,000
12,777	Deutsche Bank AG	542,318	308,565
6,000	Financial Engines Inc.	224,960	202,020
50,000	Fortress Investment Group LLC, Cl. A	296,068	254,500
27,400	H&R Block Inc.	580,912	912,694
20,000	Hennessy Capital Acquisition Corp. II†	200,000	196,000
40,000	Interactive Brokers Group Inc., Cl. A	643,310	1,744,000
340,100	Janus Capital Group Inc.	3,838,574	4,792,009
56,800	JPMorgan Chase & Co.	1,944,615	3,750,504
32,400	Kinnevik Investment AB, Cl. A	531,784	1,011,366
125,000	Legg Mason Inc.	3,312,972	4,903,750
95,900	Leucadia National Corp.	1,340,120	1,667,701
14,000	Loews Corp.	558,454	537,600
125,000	Marsh & McLennan Companies Inc.	3,772,923	6,931,250
9,000	Moody’s Corp.	312,150	903,060
22,000	Och-Ziff Capital Management Group LLC, Cl. A	206,639	137,060
20,000	PayPal Holdings Inc.†	651,955	724,000
50,000	Quinpario Acquisition Corp. 2†	500,000	490,000
124,100	State Street Corp.	4,346,707	8,235,276
17,000	SunTrust Banks Inc.	358,050	728,280
120,900	T. Rowe Price Group Inc.	3,871,890	8,643,141
210,500	The Bank of New York Mellon Corp.	6,707,443	8,676,810
20,000	The Charles Schwab Corp.	292,250	658,600
12,300	The Dun & Bradstreet Corp.	292,691	1,278,339
10,000	The PNC Financial Services Group Inc.	956,448	953,100
13,000	W. R. Berkley Corp.	476,775	711,750
57,000	Waddell & Reed Financial Inc., Cl. A	2,152,241	1,633,620
235,000	Wells Fargo & Co.	6,995,954	12,774,600

		82,161,951	136,905,328

	Entertainment — 6.6%
91,600	Discovery Communications Inc., Cl. A†	2,528,113	2,443,888
244,800	Discovery Communications Inc., Cl. C†	2,766,202	6,173,856
588,500	Grupo Televisa SAB, ADR	8,585,390	16,013,085
143,123	Media General Inc.†	1,369,940	2,311,436
71,700	Starz, Cl. A†	311,175	2,401,950

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
101,133	The Madison Square Garden Co, Cl. A†	$4,390,920	$16,363,373
186,800	Time Warner Inc.	8,054,928	12,080,356
40,000	Tokyo Broadcasting System Holdings Inc.	796,181	642,290
571,200	Twenty-First Century Fox Inc., Cl. A	5,964,904	15,513,792
367,000	Twenty-First Century Fox Inc., Cl. B	7,939,416	9,993,410
70,000	Universal Entertainment Corp.	1,103,319	1,287,075
275,500	Viacom Inc., Cl. A	13,035,317	12,119,245
325,000	Vivendi SA	8,069,067	7,014,465

		64,914,872	104,358,221

	Cable and Satellite — 6.4%
258,600	AMC Networks Inc., Cl. A†	12,184,768	19,312,248
2,100	Cable One Inc.	681,991	910,686
1,065,000	Cablevision Systems Corp., Cl. A	33,001,976	33,973,500
90,000	Comcast Corp., Cl. A	1,107,950	5,078,700
49,900	DISH Network Corp., Cl. A†	1,292,492	2,853,282
50,300	EchoStar Corp., Cl. A†	1,840,199	1,967,233
3,545	Liberty Global plc LiLAC, Cl. A†	31,731	146,657
5,750	Liberty Global plc LiLAC, Cl. C†	132,109	247,250
471,890	Rogers Communications Inc., New York, Cl. B	4,325,569	16,261,329
19,310	Rogers Communications Inc., Toronto, Cl. B	137,424	665,949
108,800	Scripps Networks Interactive Inc., Cl. A	3,513,944	6,006,848
120,000	Shaw Communications Inc., New York, Cl. B	354,632	2,062,800
40,000	Shaw Communications Inc., Toronto, Cl. B	52,983	688,010
63,000	Time Warner Cable Inc.	7,930,400	11,692,170

		66,588,168	101,866,662

	Equipment and Supplies — 5.4%
445,000	AMETEK Inc.	7,155,088	23,847,550
7,000	Amphenol Corp., Cl. A	12,928	365,610
94,000	CIRCOR International Inc.	1,246,366	3,962,100
358,800	Donaldson Co. Inc.	3,584,382	10,283,208
243,181	Flowserve Corp.	4,249,333	10,233,056
37,400	Franklin Electric Co. Inc.	215,706	1,010,922
259,000	IDEX Corp.	7,890,868	19,841,990
49,000	Ingersoll-Rand plc	1,050,094	2,709,210
43,300	Mueller Industries Inc.	1,014,578	1,173,430
13,000	Sealed Air Corp.	208,280	579,800
45,000	Tenaris SA, ADR	1,981,220	1,071,000
10,000	The Greenbrier Companies Inc.	198,206	326,200
4,000	The Manitowoc Co. Inc.	25,450	61,400

Shares		Cost	Market Value
81,000	The Timken Co.	$3,055,909	$2,315,790
59,600	The Weir Group plc	250,790	878,628
125,000	Watts Water Technologies Inc., Cl. A	3,970,158	6,208,750

		36,109,356	84,868,644

	Health Care — 5.1%
6,000	Agilent Technologies Inc.	247,707	250,860
117,450	Alere Inc.†	4,881,382	4,591,121
8,000	Allergan plc†	1,312,353	2,500,000
34,000	Amgen Inc.	2,201,978	5,519,220
22,000	Baxalta Inc.	538,996	858,660
27,000	Baxter International Inc.	774,119	1,030,050
10,000	Becton, Dickinson and Co.	803,922	1,540,900
12,415	Biogen Inc.†.	1,721,662	3,803,335
270,000	Boston Scientific Corp.†	1,927,086	4,978,800
76,300	Bristol-Myers Squibb Co.	3,406,674	5,248,677
33,509	Cempra Inc.†	720,707	1,043,135
15,000	DaVita HealthCare Partners Inc.†	944,551	1,045,650
20,000	Express Scripts Holding Co.†	1,359,191	1,748,200
28,000	Henry Schein Inc.†	981,845	4,429,320
46,800	Indivior plc	28,408	129,569
37,000	Johnson & Johnson	2,400,670	3,800,640
5,000	Laboratory Corp. of America Holdings†	600,358	618,200
25,000	Mead Johnson Nutrition Co.	1,123,205	1,973,750
27,800	Medtronic plc	2,085,556	2,138,376
95,200	Merck & Co. Inc.	2,219,590	5,028,464
11,000	Mylan NV†	739,037	594,770
88,200	Novartis AG, ADR	3,993,309	7,588,728
20,000	Patterson Companies Inc.	884,908	904,200
15,000	Teva Pharmaceutical Industries Ltd., ADR	581,414	984,600
87,000	UnitedHealth Group Inc.	4,489,729	10,234,680
4,000	Waters Corp.†	285,470	538,320
54,500	William Demant Holding A/S†	2,483,169	5,214,134
8,600	Zimmer Biomet Holdings Inc.	435,897	882,274
35,000	Zoetis Inc.	1,122,327	1,677,200

		45,295,220	80,895,833

	Diversified Industrial — 4.8%
500	Acuity Brands Inc.	12,751	116,900
160,000	Ampco-Pittsburgh Corp.	2,128,534	1,641,600
175,100	Crane Co.	4,573,755	8,376,784
149,000	General Electric Co.	3,595,665	4,641,350
138,300	Greif Inc., Cl. A	1,499,216	4,261,023
12,800	Greif Inc., Cl. B	637,917	547,456
32,000	Griffon Corp.	298,790	569,600
338,000	Honeywell International Inc.	15,956,823	35,006,660
122,000	ITT Corp.	1,468,866	4,431,040
11,000	Jardine Strategic Holdings Ltd.	222,951	300,630
20,000	Kennametal Inc.	530,164	384,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
50,000	Myers Industries Inc.	$818,952	$666,000
86,000	Park-Ohio Holdings Corp.	897,680	3,163,080
9,666	Rayonier Advanced Materials Inc.	160,768	94,630
30,000	Rexnord Corp.†	630,867	543,600
15,000	Sulzer AG	739,785	1,412,989
100,000	Toray Industries Inc.	771,663	940,139
12,000	Tredegar Corp.	171,530	163,440
46,000	Trinity Industries Inc.	619,878	1,104,920
217,000	Tyco International plc	5,493,446	6,920,130

		41,230,001	75,285,971

	Consumer Products — 4.5%
150,000	Avon Products Inc.	1,536,978	607,500
15,300	Christian Dior SE	579,339	2,606,339
19,000	Church & Dwight Co. Inc.	63,039	1,612,720
105,000	Coty Inc., Cl. A	1,848,810	2,691,150
5,000	Crocs Inc.†	73,888	51,200
177,500	Edgewell Personal Care Co.	12,416,890	13,910,675
153,000	Energizer Holdings Inc.	3,700,591	5,211,180
2,100	Givaudan SA	725,396	3,822,185
95,000	Hanesbrands Inc.	834,707	2,795,850
23,800	Harley-Davidson Inc.	1,105,662	1,080,282
1,270	Hermes International	444,999	430,271
5,000	Mattel Inc.	76,720	135,850
11,000	National Presto Industries Inc.	529,994	911,460
10,000	Oil-Dri Corp. of America	171,255	368,300
46,800	Reckitt Benckiser Group plc	1,391,995	4,333,448
30,000	Svenska Cellulosa AB, Cl. B	404,760	876,034
823,800	Swedish Match AB	9,761,453	29,296,479
2,800	The Estee Lauder Companies Inc., Cl. A	131,792	246,568

		35,798,268	70,987,491

	Automotive: Parts and Accessories — 4.5%
107,600	BorgWarner Inc.	4,288,790	4,651,548
109,900	CLARCOR Inc.	1,559,283	5,459,832
244,100	Dana Holding Corp.	2,118,851	3,368,580
243,400	Genuine Parts Co.	10,618,755	20,905,626
160,600	Johnson Controls Inc.	3,803,198	6,342,094
180,000	Modine Manufacturing Co.†	3,811,513	1,629,000
83,500	O’Reilly Automotive Inc.†	9,276,267	21,160,570
115,000	Standard Motor Products Inc.	1,247,021	4,375,750
73,000	Superior Industries International Inc.	1,462,789	1,344,660
14,000	Visteon Corp.†	1,372,450	1,603,000

		39,558,917	70,840,660

	Telecommunications — 3.9%
379,114	AT&T Inc.	12,973,281	13,045,313
55,400	BCE Inc.	1,226,373	2,139,548

			Market
Shares		Cost	Value
954,200	BT Group plc, Cl. A	$3,945,717	$6,635,357
750,000	Cincinnati Bell Inc.†	3,613,473	2,700,000
100,000	Deutsche Telekom AG, ADR	1,656,300	1,788,000
70,000	Gogo Inc.†	1,074,271	1,246,000
25,002	Harris Corp.	1,983,730	2,172,630
36,000	Hellenic Telecommunications Organization SA	452,922	361,498
15,000	Hellenic Telecommunications Organization SA, ADR	91,062	71,250
264,732	Koninklijke KPN NV	448,166	1,004,645
7,040,836	LIME†	128,658	76,292
22,000	Oi SA, ADR†	1,739,813	10,197
31,053	Sprint Corp.†	176,071	112,412
21,000	Telecom Argentina SA, ADR	127,554	337,470
575,000	Telecom Italia SpA†	2,238,769	734,239
70,000	Telefonica Brasil SA, ADR	726,827	632,100
595,736	Telefonica SA, ADR	8,915,134	6,588,840
570,300	Telephone & Data Systems Inc.	23,927,921	14,765,067
105,000	Telesites SAB†	79,714	68,479
25,000	TELUS Corp.	233,734	691,263
125,000	Verizon Communications Inc.	5,239,043	5,777,500
40,027	Vodafone Group plc, ADR	1,849,397	1,291,271

		72,847,930	62,249,371

	Consumer Services — 3.9%
20,000	eBay Inc.†	416,823	549,600
43,000	IAC/InterActiveCorp.	1,098,767	2,582,150
205,000	Liberty Interactive Corp. QVC Group, Cl. A†	3,282,467	5,600,600
21,000	Liberty TripAdvisor Holdings Inc., Cl. A†	247,059	637,140
58,330	Liberty Ventures, Cl. A†	962,379	2,631,266
1,738,000	Rollins Inc.	12,297,083	45,014,200
110,000	The ADT Corp.	4,239,209	3,627,800
5,500	TripAdvisor Inc.†	194,460	468,875

		22,738,247	61,111,631

	Energy and Utilities — 3.8%
11,000	ABB Ltd., ADR	171,270	195,030
39,000	Anadarko Petroleum Corp.	2,262,604	1,894,620
59,000	Apache Corp.	2,771,519	2,623,730
80,000	BP plc, ADR	3,952,168	2,500,800
30,000	Cleco Corp.	1,603,080	1,566,300
16,000	CMS Energy Corp.	102,219	577,280
185,100	ConocoPhillips	8,559,949	8,642,319
40,000	CONSOL Energy Inc.	1,457,102	316,000
207,500	El Paso Electric Co.	5,785,311	7,988,750
25,000	Eversource Energy	587,334	1,276,750
58,600	Exxon Mobil Corp.	2,043,648	4,567,870
140,000	GenOn Energy Inc., Escrow†	0	0
196,400	Halliburton Co.	3,831,496	6,685,456
4,000	Marathon Oil Corp.	111,366	50,360
8,000	Marathon Petroleum Corp.	142,402	414,720

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
20,000	Murphy USA Inc.†	$886,754	$1,214,800
19,000	National Fuel Gas Co.	1,315,725	812,250
16,000	NextEra Energy Inc.	975,275	1,662,240
1,000	Niko Resources Ltd., OTC†	54,403	41
3,000	Niko Resources Ltd., Toronto†	923	141
32,400	Oceaneering International Inc.	437,629	1,215,648
15,100	Phillips 66	1,113,603	1,235,180
140,000	Rowan Companies plc, Cl. A	5,221,015	2,373,000
28,000	RPC Inc.	363,509	334,600
5,000	SJW Corp.	68,704	148,250
17,000	Southwest Gas Corp.	389,070	937,720
108,900	Spectra Energy Corp.	2,721,643	2,607,066
101,000	The AES Corp.	947,543	966,570
35,000	Weatherford International plc†	503,432	293,650
164,000	Westar Energy Inc.	3,002,615	6,955,240

		51,383,311	60,056,381

	Retail — 3.6%
5,000	Advance Auto Parts Inc.	759,888	752,550
73,300	AutoNation Inc.†	1,047,416	4,373,078
175,000	Barnes & Noble Inc.	1,797,075	1,524,250
10,000	Bed Bath & Beyond Inc.†	701,260	482,500
39,000	Costco Wholesale Corp.	2,028,794	6,298,500
98,500	CST Brands Inc.	3,318,283	3,855,290
117,800	CVS Health Corp.	7,425,711	11,517,306
185,000	Hertz Global Holdings Inc.†	3,192,051	2,632,550
22,100	HSN Inc.	597,444	1,119,807
50,000	J.C. Penney Co. Inc.†	644,777	333,000
336,000	Macy’s Inc.	6,619,761	11,753,280
30,000	Penske Automotive Group Inc.	1,279,948	1,270,200
33,300	Sally Beauty Holdings Inc.†	264,056	928,737
17,000	The Cheesecake Factory Inc.	553,064	783,870
3,000	Tiffany & Co.	171,090	228,870
55,000	United Natural Foods Inc.†	2,278,985	2,164,800
52,000	Walgreens Boots Alliance Inc.	1,540,167	4,428,060
33,200	Wal-Mart Stores Inc.	1,677,713	2,035,160
35,000	Whole Foods Market Inc.	423,349	1,172,500

		36,320,832	57,654,308

	Business Services — 3.2%
14,334	Allegion plc	232,677	944,897
7,500	Aramark	194,037	241,875
18,550	Ascent Capital Group Inc., Cl. A†	823,045	310,156
157,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,092,453	877,630
33,000	Contax Participacoes SA	67,778	3,003
96,000	Diebold Inc.	3,425,314	2,888,640
32,000	DigitalGlobe Inc.†	789,949	501,120
3,000	Edenred	38,786	56,892
170,400	G4S plc	0	566,468

			Market
Shares		Cost	Value
17,300	Jardine Matheson Holdings Ltd.	$565,935	$843,029
88,000	Landauer Inc.	2,472,818	2,896,960
16,600	Macquarie Infrastructure Corp.	1,063,589	1,205,160
318,000	MasterCard Inc., Cl. A	8,229,826	30,960,480
309,200	The Interpublic Group of Companies Inc.	3,879,391	7,198,176
10,000	Vectrus Inc.†	106,200	208,900
12,800	Visa Inc., Cl. A	140,800	992,640

		23,122,598	50,696,026

	Specialty Chemicals — 2.3%
10,000	Ashland Inc.	979,500	1,027,000
70,000	Chemtura Corp.†	1,868,486	1,908,900
20,000	E. I. du Pont de Nemours and Co.	854,362	1,332,000
420,000	Ferro Corp.†	3,892,584	4,670,400
8,000	FMC Corp.	136,430	313,040
39,000	H.B. Fuller Co.	1,131,051	1,422,330
11,000	Huntsman Corp.	254,859	125,070
73,000	International Flavors & Fragrances Inc.	4,002,818	8,733,720
85,000	Methanex Corp.	2,984,692	2,805,850
250,000	OMNOVA Solutions Inc.†	1,510,743	1,532,500
189,800	Sensient Technologies Corp.	4,825,924	11,923,236
6,000	SGL Carbon SE†	141,557	84,343
2,000	The Chemours Co.	22,594	10,720

		22,605,600	35,889,109

	Broadcasting — 2.2%
253,300	CBS Corp., Cl. A, Voting	7,617,840	13,201,996
2,000	Cogeco Inc.	39,014	74,077
17,334	Corus Entertainment Inc., OTC, Cl. B	30,215	136,765
6,666	Corus Entertainment Inc., Toronto, Cl. B	12,406	52,029
16,000	Gray Television Inc.†	14,422	260,800
19,250	Liberty Broadband Corp., Cl. A†	608,060	994,263
62,047	Liberty Broadband Corp., Cl. C†	1,953,620	3,217,757
89,000	Liberty Media Corp., Cl. A†	1,858,571	3,493,250
171,000	Liberty Media Corp., Cl. C†	5,210,812	6,511,680
297,400	MSG Networks Inc., Cl. A†	1,689,946	6,185,920
85,200	Television Broadcasts Ltd.	339,712	351,242

		19,374,618	34,479,779

	Aerospace and Defense — 2.1%
275,000	Aerojet Rocketdyne Holdings Inc.†	2,370,094	4,306,500
1,356,553	BBA Aviation plc	3,003,621	3,781,702
35,800	Kaman Corp.	881,634	1,460,998
17,500	Northrop Grumman Corp.	900,365	3,304,175
1,209,000	Rolls-Royce Holdings plc	9,301,551	10,248,330

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Aerospace and Defense (Continued)
107,624,700	Rolls-Royce Holdings plc, Cl. C†	$165,942	$158,661
70,000	The Boeing Co.	7,980,581	10,121,300

		24,603,788	33,381,666

	Machinery — 2.1%
12,800	Caterpillar Inc.	86,323	869,888
53,592	CNH Industrial NV	464,629	366,569
283,000	Deere & Co.	9,002,645	21,584,410
286,000	Xylem Inc.	7,741,363	10,439,000

		17,294,960	33,259,867

	Hotels and Gaming — 1.7%
16,000	Accor SA	549,282	695,611
45,000	Belmond Ltd., Cl. A†	621,367	427,500
90,000	Genting Singapore plc	74,910	48,875
8,000	Hyatt Hotels Corp., Cl. A†	263,258	376,160
9,095	International Game Technology plc	172,350	147,157
27,200	Interval Leisure Group Inc.	513,097	424,592
679,400	Ladbrokes plc	3,105,535	1,198,888
43,000	Las Vegas Sands Corp.	657,319	1,885,120
4,569,500	Mandarin Oriental International Ltd.	8,011,198	7,082,725
70,000	MGM China Holdings Ltd.	137,917	87,612
50,000	MGM Resorts International†	699,287	1,136,000
34,000	Pinnacle Entertainment Inc.†	265,059	1,058,080
188,800	Ryman Hospitality Properties Inc.	5,121,573	9,749,632
29,000	Starwood Hotels & Resorts Worldwide Inc.	877,736	2,009,120
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	222,966
4,000	Wyndham Worldwide Corp.	282,896	290,600
2,500	Wynn Resorts Ltd.	137,731	172,975

		21,645,965	27,013,613

	Wireless Communications — 1.4%
105,000	America Movil SAB de CV, Cl. L, ADR	735,232	1,476,300
9,000,000	Cable & Wireless Communications plc	6,727,260	9,858,034
42,000	Millicom International Cellular SA, SDR	3,737,666	2,420,556
150,000	NTT DoCoMo Inc.	2,980,751	3,099,963
50,075	Tim Participacoes SA, ADR	371,251	424,636
28,000	T-Mobile US Inc.†	783,008	1,095,360
104,600	United States Cellular Corp.†	4,965,942	4,268,726

		20,301,110	22,643,575

	Aviation: Parts and Services — 1.4%
31,000	B/E Aerospace Inc.	1,684,573	1,313,470

			Market
Shares		Cost	Value
270,300	Curtiss-Wright Corp.	$8,489,994	$18,515,550
23,500	KLX Inc.†	981,598	723,565
8,000	Precision Castparts Corp.	1,934,579	1,856,080

		13,090,744	22,408,665

	Electronics — 1.4%
20,610	Bel Fuse Inc., Cl. A	568,365	300,082
7,000	Emerson Electric Co.	402,608	334,810
4,000	Hitachi Ltd., ADR	287,076	226,800
55,500	Integrated Device Technology Inc.†	1,173,341	1,462,425
54,000	Intel Corp.	1,160,428	1,860,300
34,170	Koninklijke Philips NV	180,354	869,626
2,400	Mettler-Toledo International Inc.†	337,271	813,912
41,000	TE Connectivity Ltd.	1,593,428	2,649,010
240,000	Texas Instruments Inc.	10,684,012	13,154,400

		16,386,883	21,671,365

	Publishing — 1.3%
1,500	Graham Holdings Co., Cl. B	801,342	727,455
6,250	Journal Media Group Inc.	12,582	75,125
111,600	McGraw Hill Financial Inc.	4,595,648	11,001,528
104,000	Meredith Corp.	4,447,392	4,498,000
125,000	News Corp., Cl. A	1,939,129	1,670,000
148,600	News Corp., Cl. B	1,640,044	2,074,456
25,000	The E.W. Scripps Co., Cl. A	144,698	475,000

		13,580,835	20,521,564

	Environmental Services — 1.3%
35,000	Pentair plc	1,197,464	1,733,550
230,800	Republic Services Inc.	5,911,660	10,152,892
157,400	Waste Management Inc.	4,560,250	8,400,438

		11,669,374	20,286,880

	Telecommunication Services — 0.8%
76,800	Liberty Global plc, Cl. A†	964,226	3,253,248
220,000	Liberty Global plc, Cl. C†	4,042,349	8,969,400

		5,006,575	12,222,648

	Computer Software and Services — 0.7%
1,002	Alphabet Inc., Cl. C†	520,271	760,398
6,000	Check Point Software Technologies Ltd.†	101,862	488,280
25,000	Fortinet Inc.†	792,420	779,250
23,000	InterXion Holding NV†	338,737	693,450
62,000	NCR Corp.†	757,681	1,516,520
20,900	Rockwell Automation Inc.	648,748	2,144,549
20,000	VeriFone Systems Inc.†	477,903	560,400
130,000	Yahoo! Inc.†	2,884,194	4,323,800

		6,521,816	11,266,647

	Agriculture — 0.6%
200,000	Archer Daniels Midland Co.	9,150,371	7,336,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Agriculture (Continued)
16,000	Monsanto Co.	$709,230	$1,576,320
12,800	Syngenta AG, ADR	186,484	1,007,744
10,000	The Mosaic Co.	428,085	275,900

		10,474,170	10,195,964

	Automotive — 0.6%
95,746	General Motors Co.	3,682,527	3,256,321
242,874	Navistar International Corp.†	6,247,780	2,147,006
75,000	PACCAR Inc.	327,796	3,555,000

		10,258,103	8,958,327

	Communications Equipment — 0.5%
450,000	Corning Inc.	5,377,401	8,226,000

	Real Estate — 0.5%
40,000	Forest City Enterprises Inc., Cl. A†	805,346	877,200
56,000	Griffin Industrial Realty Inc.	542,694	1,461,040
275,000	The St. Joe Co.†	5,204,866	5,090,250

		6,552,906	7,428,490

	Metals and Mining — 0.4%
37,400	Agnico Eagle Mines Ltd.	1,530,570	982,872
110,000	Alcoa Inc.	1,014,118	1,085,700
54,000	Barrick Gold Corp.	1,581,120	398,520
30,000	Cliffs Natural Resources Inc.†	296,432	47,400
36,000	Freeport-McMoRan Inc.	1,067,330	243,720
4,800	Materion Corp.	108,162	134,400
50,000	New Hope Corp. Ltd.	67,580	67,222
143,600	Newmont Mining Corp.	5,120,536	2,583,364
60,000	TimkenSteel Corp.	1,657,120	502,800
140,000	Turquoise Hill Resources Ltd.†	726,343	355,600
14,000	Vale SA, ADR	236,116	46,060

		13,405,427	6,447,658

	Transportation — 0.4%
139,800	GATX Corp.	4,452,896	5,948,490

	Building and Construction — 0.3%
18,000	Assa Abloy AB, Cl. B	310,378	379,556
80,000	Fortune Brands Home & Security Inc.	680,866	4,440,000
45,000	Layne Christensen Co.†	573,982	236,700

		1,565,226	5,056,256

	Closed-End Funds — 0.2%
4,285	Royce Global Value Trust Inc.	37,280	31,923
30,000	Royce Value Trust Inc.	368,797	353,100
86,343	The Central Europe, Russia, and Turkey Fund Inc.	2,526,967	1,435,884
123,430	The New Germany Fund Inc.	1,628,914	1,814,421

		4,561,958	3,635,328

			Market
Shares		Cost	Value

	Manufactured Housing and Recreational Vehicles — 0.1%
5,000	Martin Marietta Materials Inc.	$106,125	$682,900
30,000	Nobility Homes Inc.†	349,956	363,000
50,000	Skyline Corp.†	478,741	179,000

		934,822	1,224,900

	Real Estate Investment Trusts — 0.0%
29,000	Rayonier Inc.	457,601	643,800

	TOTAL COMMON STOCKS	970,792,709	1,559,308,765

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
21,000	Cincinnati Bell Inc., 6.750%, Ser. B	515,202	1,007,160

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
115,800	Kinder Morgan Inc., expire 05/25/17†	139,263	6,960

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.2%
	Diversified Industrial — 0.2%
$ 2,000,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(a)	2,000,000	2,600,000

	U.S. GOVERNMENT OBLIGATIONS — 1.1%
17,719,000	U.S. Treasury Bills,
	0.000% to 0.280%††,
	01/07/16 to 06/23/16	17,696,378	17,696,906

TOTAL INVESTMENTS — 100.0%		$991,143,552	1,580,619,791

Other Assets and Liabilities (Net)			2,203,016

PREFERRED STOCK
(9,350,634 preferred shares outstanding)			(333,665,850)

NET ASSETS — COMMON STOCK
(219,244,891 common shares outstanding)			$1,249,156,957

NET ASSET VALUE PER COMMON SHARE
($1,249,156,957 ÷ 219,244,891 shares outstanding)			$5.70

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of the Rule 144A security amounted to $2,600,000 or 0.16% of total investments.

†	Non-income producing security.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

	% of Total	Market
Geographic Diversification	Investments	Value
North America	81.8%	$1,293,304,798
Europe	13.9	219,884,613
Latin America	2.6	40,564,908
Japan	1.7	26,224,042
Asia/Pacific	0.0	641,430

Total Investments	100.0%	$1,580,619,791

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $991,143,552)	$1,580,619,791
Receivable for investments sold	23,967,347
Dividends and interest receivable	2,466,324
Deferred offering expense	101,750
Prepaid expenses	15,100

Total Assets	1,607,170,312

Liabilities:
Foreign currency, at value (cost $(40,139))	40,381
Distributions payable	139,433
Payable for investments purchased	21,652,524
Payable for investment advisory fees	1,221,883
Payable for payroll expenses	101,101
Payable for accounting fees	7,500
Payable for auction agent fees	873,578
Other accrued expenses	311,105

Total Liabilities	24,347,505

Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D (5.875%, $25 liquidation value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E (Auction Rate, $25,000 liquidation value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series G ($25 liquidation value, 2,816,524 shares authorized with 2,797,001 shares issued and outstanding)	69,925,025
Series H (5.000%, $25 liquidation value, 4,200,000 shares authorized with 4,185,773 shares issued and outstanding)	104,644,325

Total Preferred Stock	333,665,850

Net Assets Attributable to Common Shareholders	$1,249,156,957

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$671,488,463
Distributions in excess of net investment income	(564,288)
Distributions in excess of net realized gain on investments, futures contracts, and foreign currency transactions	(11,235,131)
Net unrealized appreciation on investments	589,476,239
Net unrealized depreciation on foreign currency translations	(8,326)

Net Assets	$1,249,156,957

Net Asset Value per Common Share:
($1,249,156,957 ÷ 219,244,891 shares outstanding at $0.001 par value; 246,000,000 shares authorized)	$5.70

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $1,056,984)	$30,423,955
Interest	118,782

Total Investment Income	30,542,737

Expenses:
Investment advisory fees	17,455,225
Shareholder communications expenses	368,417
Payroll expenses	230,749
Custodian fees	218,969
Directors’ fees	178,500
Shareholder services fees	142,717
Legal and audit fees	121,968
Accounting fees	45,000
Interest expense	110
Miscellaneous expenses	508,004

Total Expenses	19,269,659

Less:
Advisory fee reduction (See Note 3)	(1,590,965)
Advisory fee reduction on unsupervised assets (See Note 3)	(3,538)
Expenses paid indirectly by broker (See Note 3)	(8,491)

Total Reductions	(1,602,994)

Net Expenses	17,666,665

Net Investment Income	12,876,072

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	107,027,134
Net realized gain on futures contracts	1,184,326
Net realized loss on foreign currency transactions	(16,240)

Net realized gain on investments, futures contracts, and foreign currency transactions	108,195,220

Net change in unrealized appreciation/depreciation:
on investments	(205,669,017)
on futures contracts	(124,655)
on foreign currency translations	4,230

Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	(205,789,442)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	(97,594,222)

Net Decrease in Net Assets Resulting from Operations	(84,718,150)

Total Distributions to Preferred Shareholders	(12,305,867)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(97,024,017)

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Operations:
Net investment income	$12,876,072	$11,351,235
Net realized gain on investments, futures contracts, and foreign currency transactions	108,195,220	107,618,196
Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	(205,789,442)	(36,911,307)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(84,718,150)	82,058,124

Distributions to Preferred Shareholders:
Net investment income	(1,288,253)	(1,169,042)
Net realized gain	(11,017,614)	(11,171,723)

Total Distributions to Preferred Shareholders	(12,305,867)	(12,340,765)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(97,024,017)	69,717,359

Distributions to Common Shareholders:
Net investment income	(11,363,839)	(10,239,764)
Net realized gain	(97,187,735)	(97,854,364)
Return of capital	(31,765,154)	(19,611,714)

Total Distributions to Common Shareholders	(140,316,728)	(127,705,842)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	—	156,969,797
Net increase in net assets from common shares issued upon reinvestment of distributions	—	9,042,602
Net increase in net assets from repurchase of preferred shares	6,683	30,852

Net Increase in Net Assets from Fund Share Transactions	6,683	166,043,251

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(237,334,062)	108,054,768

Net Assets Attributable to Common Shareholders:
Beginning of year	1,486,491,019	1,378,436,251

End of year (including undistributed net investment income of $0 and $0, respectively)	$1,249,156,957	$1,486,491,019

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2015		2014	2013	2012	2011

Operating Performance:
Net asset value, beginning of year.	$6.78		$7.23	$5.60	$5.20	$5.85

Net investment income	0.06		0.07	0.06	0.09	0.07
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	(0.44)		0.30	2.26	0.97	(0.08)

Total from investment operations	(0.38)		0.37	2.32	1.06	(0.01)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01)		(0.01)	(0.01)	(0.03)	(0.06)
Net realized gain	(0.05)		(0.05)	(0.06)	(0.05)	(0.01)

Total distributions to preferred shareholders	(0.06)		(0.06)	(0.07)	(0.08)	(0.07)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.44)		0.31	2.25	0.98	(0.08)

Distributions to Common Shareholders:
Net investment income	(0.05)		(0.05)	(0.05)	(0.06)	(0.02)
Net realized gain	(0.44)		(0.49)	(0.57)	(0.11)	(0.00	)(b)
Return of capital	(0.15)		(0.10)	—	(0.39)	(0.55)

Total distributions to common shareholders	(0.64)		(0.64)	(0.62)	(0.56)	(0.57)

Fund Share Transactions:
Decrease in net asset value from common share transactions	—		(0.12)	0.00 (b)	—	—
Increase in net asset value from repurchase of preferred shares	0.00	(b)	0.00 (b)	0.00 (b)	—	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—	0.00 (b)	(0.02)	—

Total Fund share transactions	0.00	(b)	(0.12)	0.00 (b)	(0.02)	—

Net Asset Value Attributable to Common Shareholders, End of Year	$5.70		$6.78	$7.23	$5.60	$5.20

NAV total return †	(6.85)%		4.68%	41.90%	19.05%	(1.17)%

Market value, end of year	$5.31		$6.47	$7.75	$5.58	$4.99

Investment total return ††	(8.54)%		(6.08)%	52.44%	23.62%	(2.15)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$1,582,823		$1,820,361	$1,712,663	$1,384,961	$1,265,307
Net assets attributable to common shares, end of year (in 000’s)	$1,249,157		$1,486,491	$1,378,436	$1,050,451	$959,950
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.91%		0.82%	0.84%	1.54%	1.26%
Ratio of operating expenses to average net assets attributable to common shares:
before fee reductions	1.36	%(c)	1.37%	1.40%	1.48%	1.48%
net of fee reductions, if any	1.25	%(c)	1.33%	1.40%	1.48%	1.19%
Ratio of operating expenses to average net assets including liquidation value of preferred shares:
before fee reductions	1.10	%(c)	1.10%	1.10%	1.12%	1.15%
net of fee reductions, if any	1.01	%(c)	1.07%	1.10%	1.12%	0.92%
Portfolio turnover rate	8.9%		10.9%	10.0%	4.2%	6.3%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Cumulative Preferred Stock:
Auction Rate Series C
Liquidation value, end of year (in 000’s)	$72,000	$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	3	3	3	3	3
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$118,593	$136,308	$128,106	$103,507	$103,593
5.875% Series D
Liquidation value, end of year (in 000’s)	$59,097	$59,097	$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,364	2,364
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(f)	$25.69	$25.21	$25.27	$25.75	$25.35
Asset coverage per share(e)	$118.59	$136.31	$128.11	$103.51	$103.59
Auction Rate Series E
Liquidation value, end of year (in 000’s)	$28,000	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$118,593	$136,308	$128,106	$103,507	$103,593
6.200% Series F
Liquidation value, end of year (in 000’s)	—	—	—	—	$146,260
Total shares outstanding (in 000’s)	—	—	—	—	5,850
Liquidation preference per share	—	—	—	—	$25.00
Average market value(f)	—	—	—	—	$25.57
Asset coverage per share(e)	—	—	—	—	$103.59
Series G
Liquidation value, end of year (in 000’s)	$69,925	$70,099	$70,373	$70,413	—
Total shares outstanding (in 000’s)	2,797	2,804	2,815	2,817	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value(f)	$23.78	$23.32	$23.91	$26.01	—
Asset coverage per share(e)	$118.59	$136.31	$128.11	$103.51	—
5.000% Series H
Liquidation value, end of year (in 000’s)	$104,644	$104,674	$104,757	$105,000	—
Total shares outstanding (in 000’s)	4,186	4,187	4,190	4,200	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value(f)	$24.33	$22.82	$23.85	$25.55	—
Asset coverage per share(e)	$118.59	$136.31	$128.11	$103.51	—
Asset Coverage(g)	474%	545%	512%	414%	414%

†

For the years ended 2015, 2014, and 2013 based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. The years ended 2012 and 2011 were based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(e)	Asset coverage per share is calculated by combining all series of preferred stock.
(f)	Based on weekly prices.
(g)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$60,056,381	—	$0	$60,056,381
Aerospace and Defense	33,223,005	$158,661	—	33,381,666
Other Industries (a)	1,465,870,718	—	—	1,465,870,718
Total Common Stocks	1,559,150,104	158,661	0	1,559,308,765
Convertible Preferred Stocks (a)	1,007,160	—	—	1,007,160
Warrants (a)	6,960	—	—	6,960
Convertible Corporate Bonds (a)	—	2,600,000	—	2,600,000
U.S. Government Obligations	—	17,696,906	—	17,696,906
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,560,164,224	$20,455,567	$0	$1,580,619,791

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

During the year ended December 31, 2015, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2015, the Fund held no investments in equity futures contracts.

The Fund’s volume of equity futures contracts held during the period through December 11, 2015 had an average monthly notional amount while outstanding of approximately $44,686,404.

For the year ended December 31, 2015, the effect of equity futures contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized gain on futures contracts, and Net change in unrealized appreciation/depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

(ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2015, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2015, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of distributions, and investments in registered investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to increase distributions in excess of net investment income by $134,851 and decrease distributions in excess of net realized gain on investments, futures contracts, and foreign currency transactions by $169,985, with an offsetting adjustment to paid-in capital.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, Series G Cumulative Preferred Stock, and 5.00% Series H Cumulative Preferred Stock (“Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$ 13,597,676	$ 1,541,490	$ 13,777,398	$ 1,572,922
Net long term capital gains	94,953,898	10,764,377	94,316,730	10,767,843
Return of capital	31,765,154	—	19,611,714	—
Total distributions paid	$140,316,728	$12,305,867	$127,705,842	$12,340,765

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, futures contracts, and foreign currency translations	$577,807,925
Other temporary differences*	(139,431)

Total	$577,668,494

*	Other temporary differences were primarily due to distributions payable.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, adjustments on the sale of securities no longer deemed passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,002,803,539	$659,390,993	$(81,574,741)	$577,816,252

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C, Series D, and Series E Preferred Stock (“C, D, and E Preferred Stock”) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the C, D, and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the C, D, and E Preferred Stock for the period. For the year ended December 31, 2015, the Fund’s total return on the NAV of the common shares did not exceed the dividend rate of the outstanding C, D, and E Preferred Stock. Thus, advisory fees of the C, D, and E Preferred Stock were reduced by $1,590,965.

During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $28,650 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $8,491.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2015, the Fund paid or accrued $230,749 in payroll expenses in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2015, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $3,538.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $149,557,346 and $195,241,536, respectively.

5. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2015 and 2014, the Fund did not repurchase any shares of its common stock in the open market and in 2015 did not issue new shares upon reinvestment of distributions.

Transactions in common shares in 2014 were as follows:

	Year Ended
	December 31, 2014
	Shares	Amount
Increase from common shares issued in offering	27,405,612	$157,582,269
Net increase from common shares issued upon reinvestment of distributions	1,235,151	9,042,602

Net increase	28,640,763	$166,624,871

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares was declared effective by the SEC on August 7, 2014.

On September 19, 2014, the Fund distributed one transferable right for each of the 191,839,279 common shares outstanding on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.75 per share. On October 27, 2014, the Fund issued 27,405,612 common shares receiving net proceeds of $156,969,797, after the deduction of offering expenses of $612,472. The NAV of the Fund was reduced by $0.12 per share on the day the additional shares were issued. The additional shares were issued below NAV.

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series D, Series E, Series G, and Series H Preferred Stock at redemption

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

prices of $25,000, $25, $25,000, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series C and Series E Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at anytime, in whole or in part, the Series C, Series D, and Series E Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series D Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2015 and 2014, the Fund did not repurchase or redeem any shares of Series C, Series D, and Series E Preferred Stock.

Commencing July 31, 2017 and September 27, 2017, and anytime thereafter, the Fund, at its option, may redeem the Series G and Series H Preferred Stock, respectively, in whole or in part at the redemption price. In addition, the Board has authorized the repurchase of the Series G and Series H Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2015, the Fund repurchased and retired 6,960 of the Series G Preferred in the open market at a cost of $159,988 and an average discount of approximately 8.09% from its liquidation preference. During the year ended December 31, 2015, the Fund repurchased and retired 1,200 of the Series H Preferred in the open market at a cost of $28,968 and an average discount of approximately 3.60% from its liquidation preference.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2015	Net Proceeds	2015 Dividend Rate Range	Dividend Rate at 12/31/2015	Accrued Dividends at 12/31/2015
C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	0.123% to 0.560%	0.560%	$ 2,240
D 5.875%	October 7, 2003	3,000,000	2,363,860	$72,375,842	Fixed Rate	5.875%	$38,577
E Auction Rate	October 7, 2003	2,000	1,120	$49,350,009	0.105% to 0.595%	0.595%	$ 1,633
G	August 1, 2012	2,816,524	2,797,001	$69,812,243	Fixed Rate	5.000%	$38,847
H 5.000%	September 28, 2012	4,200,000	4,185,773	$101,167,500	Fixed Rate	5.000%	$58,136

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1986*	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita[6] Director Age: 80	Since 1999**	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[6] Director Age: 77	Since 1989***	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Director Age: 76	Since 1998**	9	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Arthur V. Ferrara Director Age: 85	Since 2001*	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

William F. Heitmann Director Age: 66	Since 2012*	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Committee Chair of DRS Technologies (defense electronic systems)

Anthony R. Pustorino Director Age: 90	Since 1986***	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2004-2011)

Salvatore J. Zizza Director Age: 70	Since 1986**	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Vice President and Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

Carter W. Austin Vice President Age: 49	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

Molly A.F. Marion Vice President and Ombudsman Age: 62	Since 2009	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012

David I. Schachter Vice President Age: 62	Since 2013	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	–	Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	–	Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	–	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Represents holders of the Fund’s Preferred Stock.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2015

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital	Dividend Reinvestment Price
Common Stock
	03/24/15	03/17/15	$0.15000	$0.01460	$0.10140	$0.03400	$6.53570
	06/23/15	06/16/15	0.15000	0.01460	0.10140	0.03400	6.47160
	09/23/15	09/16/15	0.15000	0.01460	0.10140	0.03400	5.34540
	12/18/15	12/11/15	0.19000	0.01850	0.12850	0.04300	5.32970

			$0.64000	$0.06230	$0.43270	$0.14500
5.875% Series D Cumulative Preferred Stock
	03/26/15	03/19/15	$0.36719	$0.04617	$0.32102	—
	06/26/15	06/19/15	0.36719	0.04617	0.32102	—
	09/28/15	09/21/15	0.36719	0.04617	0.32102	—
	12/28/15	12/18/15	0.36719	0.04617	0.32102	—

			$1.46875	$0.18466	$1.28409	—
Series G Cumulative Preferred Stock
	03/26/15	03/19/15	$0.31250	$0.03930	$0.27320	—
	06/26/15	06/19/15	0.31250	0.03930	0.27320	—
	09/28/15	09/21/15	0.31250	0.03930	0.27320	—
	12/28/15	12/18/15	0.31250	0.03930	0.27320	—

			$1.25000	$0.15720	$1.09280	—
5.000% Series H Cumulative Preferred Stock
	03/26/15	03/19/15	$0.31250	$0.03930	$0.27320	—
	06/26/15	06/19/15	0.31250	0.03930	0.27320	—
	09/28/15	09/21/15	0.31250	0.03930	0.27320	—
	12/28/15	12/18/15	0.31250	0.03930	0.27320	—

			$1.25000	$0.15720	$1.09280	—

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock were $106,775 and $43,373, respectively.

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2015 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2015 were $105,718,275.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2015, the Fund paid to common, 5.875% Series D, Series G, and 5.000% Series H preferred shareholders ordinary income dividends totaling $0.06230, $0.18466, $0.15720, and $0.15720 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $5.48424 and $5.79605 per share, respectively, in 2015. For the year ended December 31, 2015, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2015 derived from U.S. Government securities was 0.07%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 1.12%. For the year ended December 31, 2015, 0.42% of the ordinary income dividend was qualified interest income.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2015

Historical Distribution Summary

	Investment Income (b)	Short Term Capital Gains (b)	Long Term Capital Gains	Non-Taxable Return of Capital	Total Distributions(a)	Adjustment to Cost Basis
Common Stock
2015	$0.05210	$0.01020	$0.43270	$0.14500	$0.64000	$0.14500–
2014	0.04848	0.01772	0.47238	0.10143	0.64000	$0.10143–
2013	0.05000	0.06250	0.50750	—	0.62000	—
2012	0.05800	0.10800	—	0.39400	0.56000	0.39400–
2011	0.01676	0.00430	—	0.54895	0.57000	0.54895–
2010	—	—	—	0.51000	0.51000	0.51000–
2009	0.00040	—	—	0.71960	0.72000	0.71960–
2008	0.01000	—	—	0.79000	0.80000	0.79000–
2007(c)	0.10455	0.05323	0.52679	0.63543	1.32000	0.63543–
2006	0.15690	0.06400	0.65910	—	0.88000	—
5.875% Series D Cumulative Preferred Stock
2015	$0.15444	$0.03023	$1.28409	—	$1.46875	—
2014	0.13222	0.04831	1.28822	—	1.46875	—
2013	0.11822	0.14819	1.20234	—	1.46875	—
2012	0.51428	0.95447	—	—	1.46875	—
2011	1.16910	0.29965	—	—	1.46875	—
2010	1.05723	—	—	$0.41152	1.46875	$0.41152–
2009	1.46875	—	—	—	1.46875	—
2008	1.46875	—	—	—	1.46875	—
2007	0.22096	0.11474	1.13305	—	1.46875	—
2006	0.26193	0.10688	1.09994	—	1.46875	—
Series G Cumulative Preferred Stock
2015	$0.13160	$0.02560	$1.09280	—	$1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.11270	0.14110	1.14550	—	1.39930	—
2012	0.21155	0.39262	—	—	0.60417	—
5.000% Series H Cumulative Preferred Stock
2015	$0.13160	$0.02560	$1.09280	—	$1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.10080	0.12600	1.02320	—	1.25000	—
2012	0.10700	0.19860	—	—	0.30560	—

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2015

Historical Distribution Summary (Continued)

		Short Term	Long Term	Non-Taxable		Adjustment
	Investment	Capital	Capital	Return of	Total	to Cost
	Income (b)	Gains (b)	Gains	Capital	Distributions(a)	Basis
Auction Rate Series C Cumulative Preferred Stock
2015	$4.58660	$0.89764	$38.13575	—	$43.62000	—
2014	2.81131	1.02727	27.39142	—	31.23000	—
2013	2.49523	3.12766	25.37712	—	31.00000	—
2012	13.04312	24.20688	—	—	37.25000	—
2011	29.61842	7.59158	—	—	37.21000	—
2010	47.84624	—	—	$18.62376	66.47000	$18.62376–
2009	70.60000	—	—	—	70.60000	—
2008	760.66000	—	—	—	760.66000	—
2007	203.92150	105.89030	1,045.88200	—	1,355.50000	—
2006	219.92983	89.73249	923.57769	—	1,233.24000	—
Auction Rate Series E Cumulative Preferred Stock
2015	$4.84737	$0.94868	$40.30395	—	$46.10000	—
2014	2.68709	0.98187	26.18104	—	29.85000	—
2013	2.56686	3.21745	26.10568	—	31.89000	—
2012	12.47587	23.15413	—	—	35.63000	—
2011	27.47723	7.04277	—	—	34.52000	—
2010	48.73162	—	—	$ 18.96838	67.70000	$18.96838–
2009	65.24000	—	—	—	65.24000	—
2008	783.29000	—	—	—	783.29000	—
2007	199.17211	103.42412	1,021.33377	—	1,323.93000	—
2006	218.22316	89.03616	916.41068	—	1,223.67000	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income.
(c)	On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & WellnessRx Trust valued at $8.40 per share.
-	Decrease in cost basis

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC and co-manages the Fund. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Daniel M. Miller has been the portfolio manager of The Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO Asset Management and Chairman of Gabelli & Company, the firm’s institutional research business. Mr. Miller joined the firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

   GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

William F. Heitmann

Former Senior Vice President

of Finance,

Verizon Communications, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GAB Q4/2015

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $48,895 for 2014 and $50,362 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,500 for 2014 and $0 for 2015. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,500 for 2014 and $4,635 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino, Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment               Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

 Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised – January 15, 2015

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the

Revised – January 15, 2015

INTERNAL USE ONLY

committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

Revised – January 15, 2015

INTERNAL USE ONLY

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Revised – January 15, 2015

INTERNAL USE ONLY

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.  Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

Revised – January 15, 2015

INTERNAL USE ONLY

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised – January 15, 2015

INTERNAL USE ONLY

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Revised – January 15, 2015

INTERNAL USE ONLY

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

Revised – January 15, 2015

INTERNAL USE ONLY

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised – January 15, 2015

INTERNAL USE ONLY

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised – January 15, 2015

INTERNAL USE ONLY

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Robert Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC and co-manages the Fund. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Daniel M. Miller joined GAMCO Investors, Inc. in 2002, and currently serves as a Managing Director and Executive Vice President of Marketing for the mutual funds business. He is a portfolio manager of Gabelli Funds, LLC and manages funds within the Gabelli/GAMCO Fund Complex. He was previously Chairman and Head of Institutional Equities for Gabelli & Company, the firm’s institutional research business. He graduated magna cum laude with a degree in finance from the University of Miami with a BBA in Finance.

MANAGEMENT OF OTHER ACCOUNTS

Information provided as of December 31, 2015

The table below shows the number of other accounts managed by the portfolio manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	20.2B	5	3.2B
	Other Pooled Investment Vehicles:	29	900.5M	18	795.6M
	Other Accounts:	1,634	15.1B	20	1.7B

2. Kevin V. Dreyer	Registered Investment Companies:	6	5.4B	1	2.2B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	345	1.1B	1	11.5M

3. Christopher J. Marangi	Registered Investment Companies:	6	5.8B	2	2.4B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	350	1.2B	2	18.3M

4. Daniel M. Miller	Registered Investment Companies:	1	275.6M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	12	10.7M	0	0

5. Robert D. Leininger	Registered Investment Companies:	1	2.2B	1	2.2B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	79	289.7M	2	42.2M

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by

Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Christopher J. Marangi, Robert Leininger, and Daniel M. Miller each owned over $1,000,000, $10,001 - $50,000, $0 - $10,000, 0, and 0, respectively, of shares of the Trust as of December 31, 2015.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/15 through 07/31/15	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,798,501 Preferred Series H – 4,186,973
Month #2 08/01/15 through 08/31/15	Common – N/A Preferred Series D – N/A Preferred Series G – 1,500 Preferred Series H – 1,200	Common – N/A Preferred Series D – N/A Preferred Series G – $23.69 Preferred Series H – $24.10	Common – N/A Preferred Series D – N/A Preferred Series G – 1,500 Preferred Series H – 1,200	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,798,501 – 1,500 = 2,797,001 Preferred Series H – 4,186,973 – 1,200 = 4,185,773
Month #3 09/01/15 through 09/30/15	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,797,001 Preferred Series H – 4,185,773
Month #4 10/01/15 through 10/31/15	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,797,001 Preferred Series H – 4,185,773

Month #5 11/01/15 through 11/30/15	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,797,001 Preferred Series H – 4,185,773
Month #6 12/01/15 through 12/31/15	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,797,501 Preferred Series H – 4,185,773
Total	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/9/2016

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/9/2016

* Print the name and title of each signing officer under his or her signature.